UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2021
(Date of earliest event reported)

BANK 2021-BNK36

(Central Index Key Number 0001880921)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-228375-07	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 7, 2021, Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated and effective as of October 1, 2021 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BANK 2021-BNK36, Commercial Mortgage Pass-Through Certificates, Series 2021-BNK36 (the “Certificates”). An executed version of the Pooling and Servicing Agreement was included as Exhibit 4.1 to the current report on Form 8-K/A filed by the Issuing Entity on October 8, 2021 (SEC Accession No. 0001888524-21-000072).

The Certificates represent, in the aggregate, the entire beneficial ownership in BANK 2021-BNK36 (the “Issuing Entity”), a common law trust fund formed on October 7, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are ninety-two (92) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred twenty-eight (128) commercial, multifamily and/or residential cooperative properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Raymour & Flanigan Campus”, which is an asset of the Trust, is part of a whole loan (the “Raymour & Flanigan Campus Whole Loan”) that includes the Raymour & Flanigan Campus Mortgage Loan and one other loan that is pari passu to the Raymour & Flanigan Campus Mortgage Loan (the “Raymour & Flanigan Campus Pari Passu Companion Loan”). The Raymour & Flanigan Campus Pari Passu Companion Loan is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Raymour & Flanigan Campus Whole Loan, including the Raymour & Flanigan Campus Mortgage Loan, is to be serviced and administered (i) until the securitization of the related pari passu note A-1, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related pari passu note A-1, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the related pari passu note A-1 occurred on November 22, 2021, and accordingly as of such date the Raymour & Flanigan Campus Whole Loan, including the Raymour & Flanigan Campus Mortgage Loan, is being serviced and administered pursuant to (i) a pooling and servicing agreement, a copy of which is attached hereto as Exhibit 4.1 and which is dated as of November 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer (the “BANK 2021-BNK37 PSA”), and (ii) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was included as Exhibit 4.8 to the current report on Form 8-K filed by the Issuing Entity on October 7, 2021 (SEC Accession No. 0001539497-21-001531).

The terms and conditions of the BANK 2021-BNK37 PSA applicable to the servicing of the Raymour & Flanigan Campus Mortgage Loan (including without limitation regarding the special servicing of the mortgage loans held by the Issuing Entity and the special servicer's duties regarding such mortgage loans, including limitations on the special servicer's liability under the Pooling and Servicing

Agreement and terms regarding the special servicer's removal, replacement, resignation or transfer) are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the Mortgage Loans serviced under the Pooling and Servicing Agreement, as described in the Prospectus (SEC File Number 333-228375-07) filed with the Securities and Exchange Commission on October 7, 2021 pursuant to Rule 424(b)(2) (the “Prospectus”) in the section captioned “Pooling and Servicing Agreement”. However, the servicing arrangements will differ in certain respects, as described below and in the Prospectus in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans”.

•	The Non-Serviced Master Servicer under the BANK 2021-BNK37 PSA earns a servicing fee with respect to the Raymour & Flanigan Campus Mortgage Loan that is to be calculated at 0.00250% per annum.
•	Upon the Raymour & Flanigan Campus Whole Loan becoming a specially serviced loan under the BANK 2021-BNK37 PSA, the related Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to the Raymour & Flanigan Campus Mortgage Loan accruing at a rate equal to 0.25000% per annum, subject to a minimum monthly fee of $3,500, until such time as the Raymour & Flanigan Campus Whole Loan is no longer specially serviced.
•	In connection with a workout of the Raymour & Flanigan Campus Whole Loan, the related Non-Serviced Special Servicer will be entitled under the BANK 2021-BNK37 PSA to a workout fee equal to 1.00% of each payment of principal and interest made by the related borrower on a corrected Whole Loan.
•	The related Non-Serviced Special Servicer will be entitled under the BANK 2021-BNK37 PSA to a liquidation fee equal to 1.00% in the case of the Raymour & Flanigan Campus Whole Loan of the related payment or proceeds; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such rate as would result in an aggregate liquidation fee equal to $25,000.

Capitalized terms used in this section without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2021	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC.
(Registrant)

	By:	/s/ Leland F. Bunch, III
		Name:	Leland F. Bunch, III
		Title:	Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2021, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)